UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 13, 2017
Date of Report (date of earliest event reported)
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WORKIVA INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36773 (Commission File Number)	47-2509828 (I.R.S. Employer Identification Number)
2900 University Blvd Ames, IA 50010 (888) 275-3125
(Address of principal executive offices and zip code)
(888) 275-3125
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory arrangement with named executive officers

Executive Supplemental Disability Program. On June 13, 2017, our Compensation Committee approved the implementation of an executive supplemental disability program for our executive officers who are under the age of 65. Pursuant to policies issued by two third-party insurance companies, in the event of disability, a covered executive would receive payments that, in combination with payments pursuant to our broad-based primary disability coverage for all employees, will total 75% of the executive's cash compensation. We will pay the premiums for the supplemental disability coverage and include the amount of the relevant premiums in each executive's taxable income. We will not gross up executives for the tax payable on the premium amounts.

Item 5.07 - Submission of Matters to a Vote of Security Holders
The Company held its Annual Meeting of Stockholders on June 13, 2017. The results for each matter voted on by the stockholders at that meeting were as follows:

Proposal 1: Election of three Class III directors

Director	Term Expiring	For	Withhold	Broker Non-Votes
Matthew M. Rizai, Ph.D.	2020	123,564,112	1,901,793	8,893,236
Michael M. Crow, Ph.D.	2020	123,308,554	2,157,351	8,893,236
Eugene S. Katz	2020	123,609,341	1,856,564	8,893,236
As a result, each of Mr. Rizai, Dr. Crow and Mr. Katz was elected for a term expiring at the 2020 annual meeting of stockholders.

Proposal 2: Approve the Workiva Inc. Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
123,250,238	2,139,290	76,377	8,893,236
As a result, the Workiva Inc. Employee Stock Purchase Plan was approved.

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017

For	Against	Abstain
134,313,353	40,804	4,984
As a result, the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2017

WORKIVA INC.

By:	/s/ Troy M. Calkins
Name:	Troy M. Calkins
Title:	Executive Vice President, General Counsel and Secretary